Exhibit 10.1

GUARANTEE ASSUMPTION AGREEMENT

     GUARANTEE ASSUMPTION AGREEMENT, dated as of June 24, 2002 (this “Guarantee Assumption Agreement”), made by each of the signatories hereto (the “Additional Guarantors”) in favor of the Lenders. All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement referred to below.

W I T N E S S E T H:

     WHEREAS, it is a condition to the continuing effectiveness of the Three Year Competitive Advance and Revolving Credit Facility Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of July 31, 2001, among Zimmer Holdings, Inc., Zimmer, Inc., Zimmer K.K., Zimmer LTD., the Borrowing Subsidiaries, the lenders parties thereto (the “Lenders”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for the Lenders, JPMorgan Chase Bank-Tokyo Branch (formerly known as The Chase Manhattan Bank, Tokyo Branch), as administrative agent for the Japanese Lenders, JPMorgan Europe Ltd (formerly known as Chase Manhattan International Limited), as administrative agent for the Euro Lenders, Bank of America, N.A., as syndication agent for the Lenders, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as competitive advance facility agent, ABN Amro Bank N.V., as co-documentation Agent, Fleet National Bank, as co-documentation Agent, and Suntrust Bank, as co-Documentation Agent, that the Additional Guarantors execute and deliver this Guarantee Assumption Agreement in order to become Guarantors under the Credit Agreement; and

     WHEREAS, the Additional Guarantor has agreed to execute and deliver this Guarantee Assumption Agreement in order to become a Guarantor under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises set forth above, it is agreed:

     1. Additional Guarantor. By executing and delivering this Guarantee Assumption Agreement, each Additional Guarantor hereby agrees to become a “Guarantor” for all purposes of the Credit Agreement and, as such, expressly assumes all of the obligations and liabilities of a Guarantor thereunder. Without limiting the generality of the foregoing, such Additional Guarantor hereby guarantees to each Lender and their respective successors, indorsees, transferees and assigns the prompt and complete payment and performance by the Borrowers when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations in the same manner and to the same extent as is provided in Section 15.16 of the Credit Agreement. Each Additional Guarantor further agrees to be bound by all of the provisions of the Credit Agreement applicable to a Guarantor thereunder and agrees that it shall become a Guarantor, for all purposes of the Credit Agreement to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof.

     2.     Governing Law. This Guarantee Assumption Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the date first above written.

ZIMMER PRODUCTION, INC., as Additional Guarantor

By: /s/ James T. Crines Name: James T. Crines Title: Vice President and Treasurer

ZIMMER FINANCE, INC., as Additional Guarantor

By: /s/ James T. Crines Name: James T. Crines Title: President

ZIMMER ORTHOPAEDIC SURGICAL PRODUCTS, INC., as Additional Guarantor

By: /s/ James T. Crines Name: James T. Crines Title: Vice President & Treasurer

ZIMMER US, INC., as Additional Guarantor

By: /s/ James T. Crines Name: James T. Crines Title: Vice President & Treasurer

ZIMMER TECHNOLOGY, INC., as Additional Guarantor

By: /s/ James T. Crines Name: James T. Crines Title: Vice President & Treasurer

ZIMMER CARIBE, INC., as Additional Guarantor

By: /s/ Robert Sambolin Name: Robert Sambolin Title: Vice President & General Manager